REVENUE AND COST OF SALES (Details1) - USD ($)	3 Months Ended		9 Months Ended
	Sep. 30, 2022	Sep. 30, 2021	Sep. 30, 2022	Sep. 30, 2021
Production costs	$ 6,544,000	$ 724,000	$ 17,378,000	$ 724,000
Stand-by and ramp-up costs	0	0	0	800,000
Depreciation and depletion	514,000	319,000	1,454,000	1,245,000
Total cost	$ 7,058,000	$ 1,043,000	$ 18,832,000	$ 2,769,000